Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3


Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Deutsche Bank Securities Inc.; Morgan Stanley & Co. LLC
Name of Issuer:	Catalent Inc
Title of Security:	CATALENT, INC.
Date of First Offering:	09/06/16
Dollar Amount Purchased:	5,356,519
Number of Shares or Par Value of Bonds Purchased:	224,592
Price Per Unit:	23.85
Resolution Approved:  	Approved at the December 14, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Deutsche Bank Securities Inc.; Morgan Stanley & Co. LLC
Name of Issuer:	Catalent Inc
Title of Security:	CATALENT, INC.
Date of First Offering:	09/06/16
Dollar Amount Purchased:	56,310
Number of Shares or Par Value of Bonds Purchased:	2,361
Price Per Unit:	23.85
Resolution Approved:  	Approved at the December 14, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
ABN AMRO Securities (USA) LLC; BBVA Securities Inc.;
BMO Capital Markets Corp.; BTIG, LLC; Capital One Securities, Inc.;
CIBC World Markets Corp.; Credit Agricole Securities (USA) Inc.;
Fifth Third Securities, Inc.; J.P. Morgan Securities LLC;
KeyBanc Capital Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.;
 Natixis Securities Americas LLC; PNC Capital Markets LLC;
Scotia Capital (USA) Inc.; TD Securities USA LLC;
Wells Fargo Securities, LLC
Name of Issuer:	PDC ENERGY INC
Title of Security:	PDC ENERGY INC
Date of First Offering:	09/09/16
Dollar Amount Purchased:	9,412,232
Number of Shares or Par Value of Bonds Purchased:	148,810
Price Per Unit:	63.25
Resolution Approved:  	Approved at the December 14, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
BTIG, LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC;
PNC Capital Markets LLC; Scotia Capital (USA) Inc.;
SunTrust Robinson Humphrey, Inc.
Name of Issuer:	VALVOLINE INC
Title of Security:	VALVOLINE INC.
Date of First Offering:	09/23/16
Dollar Amount Purchased:	151,976
Number of Shares or Par Value of Bonds Purchased:	6,908
Price Per Unit:	22.00
Resolution Approved:  	Approved at the December 14, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Capital Growth Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
BTIG, LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC;
PNC Capital Markets LLC; Scotia Capital (USA) Inc.;
SunTrust Robinson Humphrey, Inc.
Name of Issuer:	VALVOLINE INC
Title of Security:	VALVOLINE INC.
Date of First Offering:	09/23/16
Dollar Amount Purchased:	2,370,016
Number of Shares or Par Value of Bonds Purchased:	107,728
Price Per Unit:	22.00
Resolution Approved:  	Approved at the December 14, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
BTIG, LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC;
PNC Capital Markets LLC; Scotia Capital (USA) Inc.;
SunTrust Robinson Humphrey, Inc.
Name of Issuer:	VALVOLINE INC
Title of Security:	VALVOLINE INC.
Date of First Offering:	09/23/16
Dollar Amount Purchased:	58,938
Number of Shares or Par Value of Bonds Purchased:	2,679
Price Per Unit:	22.00
Resolution Approved:  	Approved at the December 14, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Strategic Growth Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
BTIG, LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC;
PNC Capital Markets LLC; Scotia Capital (USA) Inc.;
SunTrust Robinson Humphrey, Inc.
Name of Issuer:	VALVOLINE INC
Title of Security:	VALVOLINE INC.
Date of First Offering:	09/23/16
Dollar Amount Purchased:	1,221,968
Number of Shares or Par Value of Bonds Purchased:	55,544
Price Per Unit:	22.00
Resolution Approved:  	Approved at the December 14, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
BTIG, LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC;
PNC Capital Markets LLC; Scotia Capital (USA) Inc.;
SunTrust Robinson Humphrey, Inc.
Name of Issuer:	VALVOLINE INC
Title of Security:	VALVOLINE INC.
Date of First Offering:	09/23/16
Dollar Amount Purchased:	10,921,592
Number of Shares or Par Value of Bonds Purchased:	496,436
Price Per Unit:	22.00
Resolution Approved:  	Approved at the December 14, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
BTIG, LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC;
PNC Capital Markets LLC; Scotia Capital (USA) Inc.;
SunTrust Robinson Humphrey, Inc.
Name of Issuer:	VALVOLINE INC
Title of Security:	VALVOLINE INC.
Date of First Offering:	09/23/16
Dollar Amount Purchased:	8,955,540
Number of Shares or Par Value of Bonds Purchased:	407,070
Price Per Unit:	22.00
Resolution Approved:  	Approved at the December 14, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC;
Needham & Company, LLC; Oppenheimer & Co. Inc.;
Pacific Crest Securities, Inc.; Piper Jaffray & Co.;
Raymond James & Associates, Inc.; RBC Capital Markets, LLC;
Robert W. Baird & Co. Inc.; Stifel, Nicolaus & Company, Inc.;
William Blair & Company, L.L.C.
Name of Issuer:	Nutanix Inc
Title of Security:	NUTANIX, INC.
Date of First Offering:	09/30/16
Dollar Amount Purchased:	2,193,648
Number of Shares or Par Value of Bonds Purchased:	137,103
Price Per Unit:	16.00
Resolution Approved:  	Approved at the December 14, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Technology Opportunities Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; Needham & Company, LLC;
 Oppenheimer & Co. Inc.; Pacific Crest Securities, Inc.; Piper Jaffray & Co.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC;
Robert W. Baird & Co. Inc.; Stifel, Nicolaus & Company, Inc.;
William Blair & Company, L.L.C.
Name of Issuer:	Nutanix Inc
Title of Security:	NUTANIX, INC.
Date of First Offering:	09/30/16
Dollar Amount Purchased:	332,512
Number of Shares or Par Value of Bonds Purchased:	20,782
Price Per Unit:	16.00
Resolution Approved:  	Approved at the December 14, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Capital Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; Needham & Company, LLC;
 Oppenheimer & Co. Inc.; Pacific Crest Securities, Inc.; Piper Jaffray & Co.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC;
Robert W. Baird & Co. Inc.; Stifel, Nicolaus & Company, Inc.;
William Blair & Company, L.L.C.
Name of Issuer:	Nutanix Inc
Title of Security:	NUTANIX, INC.
Date of First Offering:	09/30/16
Dollar Amount Purchased:	583,824
Number of Shares or Par Value of Bonds Purchased:	36,489
Price Per Unit:	16.00
Resolution Approved:  	Approved at the December 14, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
ABN AMRO Securities (USA) LLC; Barclays Capital Inc.;
Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Jefferies LLC;
 KeyBanc Capital Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC;
Scotia Capital (USA) Inc.; Seaport Global Securities LLC; Stephens Inc.; Tudor, Pickering, Holt & Co. Securities, Inc.; UBS Securities LLC; Wunderlich Securities, Inc.
Name of Issuer:	RSP PERMIAN INC
Title of Security:	RSP PERMIAN INC
Date of First Offering:	10/13/16
Dollar Amount Purchased:	19,187,722
Number of Shares or Par Value of Bonds Purchased:	482,710
Price Per Unit:	39.75
Resolution Approved:  	Approved at the February 16, 2017 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
ABN AMRO Securities (USA) LLC; Barclays Capital Inc.;
Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Jefferies LLC;
 KeyBanc Capital Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC;
Scotia Capital (USA) Inc.; Seaport Global Securities LLC; Stephens Inc.;
 Tudor, Pickering, Holt & Co. Securities, Inc.; UBS Securities LLC; Wunderlich Securities, Inc.
Name of Issuer:	RSP PERMIAN INC
Title of Security:	RSP PERMIAN INC
Date of First Offering:	10/13/16
Dollar Amount Purchased:	7,068,941
Number of Shares or Par Value of Bonds Purchased:	177,835
Price Per Unit:	39.75
Resolution Approved:  	Approved at the February 16, 2017 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
ABN AMRO Securities (USA) LLC; Barclays Capital Inc.;
Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Jefferies LLC;
 KeyBanc Capital Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC;
Scotia Capital (USA) Inc.; Seaport Global Securities LLC; Stephens Inc.;
 Tudor, Pickering, Holt & Co. Securities, Inc.; UBS Securities LLC; Wunderlich Securities, Inc.
Name of Issuer:	RSP PERMIAN INC
Title of Security:	RSP PERMIAN INC
Date of First Offering:	10/13/16
Dollar Amount Purchased:	175,138
Number of Shares or Par Value of Bonds Purchased:	4,406
Price Per Unit:	39.75
Resolution Approved:  	Approved at the February 16, 2017 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; BBVA Securities Inc.; Capital One Securities, Inc.;
 Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC;
KeyBanc Capital Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.;
 Piper Jaffray & Co.; RBC Capital Markets, LLC;
Santander Investment Securities Inc.; Scotia Capital (USA) Inc.;
Tudor, Pickering, Holt & Co. Securities, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	SM ENERGY CO
Title of Security:	SM ENERGY COMPANY
Date of First Offering:	12/02/16
Dollar Amount Purchased:	12,861,333
Number of Shares or Par Value of Bonds Purchased:	336,244
Price Per Unit:	38.25
Resolution Approved:  	Approved at the February 16, 2017 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Canaccord Genuity Inc; Capital One Securities, Inc.;
 Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; Johnson Rice & Company L.L.C.;
KeyBanc Capital Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.;
 Seaport Global Securities LLC; Stephens Inc.;
SunTrust Robinson Humphrey, Inc.; Tudor, Pickering, Holt & Co.
Securities, Inc.

Name of Issuer:	Callon Petroleum Co
Title of Security:	CALLON PETROLEUM CO
Date of First Offering:	12/14/16
Dollar Amount Purchased:	11,006,680
Number of Shares or Par Value of Bonds Purchased:	671,139
Price Per Unit:	16.40
Resolution Approved:  	Approved at the February 16, 2017 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Canaccord Genuity Inc; Capital One Securities, Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC;
J.P. Morgan Securities LLC; Johnson Rice & Company L.L.C.;
KeyBanc Capital Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.;
 Morgan Stanley & Co. LLC; RBC Capital Markets, LLC;
Scotia Capital (USA) Inc.; Seaport Global Securities LLC; Stephens Inc.;
 SunTrust Robinson Humphrey, Inc.;
Tudor, Pickering, Holt & Co. Securities, Inc.
Name of Issuer:	Callon Petroleum Co
Title of Security:	CALLON PETROLEUM CO
Date of First Offering:	12/14/16
Dollar Amount Purchased:	88,052
Number of Shares or Par Value of Bonds Purchased:	5,369
Price Per Unit:	16.40
Resolution Approved:  	Approved at the February 16, 2017 Board Meeting.

Name of Fund:	Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse
Securities (USA) LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
 Merrill Lynch, Pierce, Fenner & Smith, Inc.; MUFG Securities Americas Inc.; Scotia Capital (USA) Inc.; Wells Fargo Securities, LLC
Name of Issuer:	WPX ENERGY INC
Title of Security:	WPX ENERGY, INC.
Date of First Offering:	01/13/17
Dollar Amount Purchased:	6,684,505
Number of Shares or Par Value of Bonds Purchased:	500,712
Price Per Unit:	13.35
Resolution Approved:  	Expected to be approved at the
June 14-15, 2017 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse
Securities (USA) LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; BB&T Securities, LLC; BBVA Securities Inc.;
BNP Paribas Securities Corp.; BOK Financial Securities, Inc.; BTIG, LLC; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; MUFG Securities Americas Inc.;
 Scotia Capital (USA) Inc.; TD Securities USA LLC;
Tudor, Pickering, Holt & Co. Securities, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	WPX ENERGY INC
Title of Security:	WPX ENERGY, INC.
Date of First Offering:	01/13/17
Dollar Amount Purchased:	4,864,366
Number of Shares or Par Value of Bonds Purchased:	364,372
Price Per Unit:	13.35
Resolution Approved:  	Expected to be approved at the
June 14-15, 2017 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse
Securities (USA) LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; BB&T Securities, LLC; BBVA Securities Inc.;
BNP Paribas Securities Corp.; BOK Financial Securities, Inc.; BTIG, LLC; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; MUFG Securities Americas Inc.;
 Scotia Capital (USA) Inc.; TD Securities USA LLC;
Tudor, Pickering, Holt & Co. Securities, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	WPX ENERGY INC
Title of Security:	WPX ENERGY, INC.
Date of First Offering:	01/13/17
Dollar Amount Purchased:	57,779
Number of Shares or Par Value of Bonds Purchased:	4,328
Price Per Unit:	13.35
Resolution Approved:  	Expected to be approved at the
June 14-15, 2017 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; BMO Capital Markets Corp.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC
Name of Issuer:	AdvancePierre Foods Holdings I
Title of Security:	ADVANCEPIERRE FOODS HOLDINGS, INC.
Date of First Offering:	01/19/17
Dollar Amount Purchased:	3,119,067
Number of Shares or Par Value of Bonds Purchased:	115,521
Price Per Unit:	27.00
Resolution Approved:  	Expected to be approved at the
June 14-15, 2017 Board Meeting.

Name of Fund:	Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; MUFG Securities Americas Inc.;
 Scotia Capital (USA) Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Patterson-UTI Energy Inc
Title of Security:	PATTERSON-UTI ENERGY INC
Date of First Offering:	01/24/17
Dollar Amount Purchased:	5,400,878
Number of Shares or Par Value of Bonds Purchased:	204,192
Price Per Unit:	26.45
Resolution Approved:  	Expected to be approved at the
June 14-15, 2017 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
ABN AMRO Securities (USA) LLC; BMO Capital Markets Corp.;
Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC;
Deutsche Bank Securities Inc.; Evercore Group, L.L.C.;
Fifth Third Securities, Inc.; J.P. Morgan Securities LLC;
KeyBanc Capital Markets Inc.; RBC Capital Markets, LLC;
Scotia Capital (USA) Inc.; Tudor, Pickering, Holt & Co. Securities, Inc.;
 UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	Jagged Peak Energy Inc
Title of Security:	JAGGED PEAK ENERGY INC.
Date of First Offering:	01/27/17
Dollar Amount Purchased:	16,322,880
Number of Shares or Par Value of Bonds Purchased:	1,088,192
Price Per Unit:	15.00
Resolution Approved:  	Expected to be approved at the
June 14-15, 2017 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.;
FBR Capital Markets & Co.; J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC;
Robert W. Baird & Co. Inc.; SunTrust Robinson Humphrey, Inc.;
 Wells Fargo Securities, LLC
Name of Issuer:	JELD-WEN Holding Inc
Title of Security:	JELD-WEN HOLDING, INC.
Date of First Offering:	01/27/17
Dollar Amount Purchased:	239,269
Number of Shares or Par Value of Bonds Purchased:	10,403
Price Per Unit:	23.00
Resolution Approved:  	Expected to be approved at the
June 14-15, 2017 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
ABN AMRO Securities (USA) LLC; BMO Capital Markets Corp.;
Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC;
Deutsche Bank Securities Inc.; Evercore Group, L.L.C.;
Fifth Third Securities, Inc.; J.P. Morgan Securities LLC;
KeyBanc Capital Markets Inc.; RBC Capital Markets, LLC;
Scotia Capital (USA) Inc.; Tudor, Pickering, Holt & Co. Securities, Inc.;
 UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	Jagged Peak Energy Inc
Title of Security:	JAGGED PEAK ENERGY INC.
Date of First Offering:	01/27/17
Dollar Amount Purchased:	132,960
Number of Shares or Par Value of Bonds Purchased:	8,864
Price Per Unit:	15.00
Resolution Approved:  	Expected to be approved at the
June 14-15, 2017 Board Meeting.

	Resolution adopted at the Meeting of the Board of Trustees on December 14, 2016.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended September 30, 2016 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the Trusts)
 on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where
Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).

	Resolution adopted at the Meeting of the Board of Trustees on February 16, 2017.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended December 31, 2016 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the Trusts)
 on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where
Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).

	Resolution expected to be adopted at the Meeting of the Board of Trustees on June 14-15, 2017.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended March 31, 2017 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).